UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
May 25, 2007
US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)

Delaware (State of Incorporation of the registrant)	54-1194634 (I.R.S. Employer Identification No.)
111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant’s telephone number, including area code)
US Airways, Inc.
(Commission file number: 1-8442)
(Exact Name of Registrant as specified in its charter)

Delaware (State of Incorporation of the registrant)	53-0218143 (I.R.S. Employer Identification No.)
111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant’s telephone number, including area code)
America West Airlines, Inc.
(Commission file number: 0-12337)
(Exact Name of Registrant as specified in its charter)

Delaware (State of Incorporation of the registrant)	86-0418245 (I.R.S. Employer Identification No.)
4000 East Sky Harbor Blvd., Phoenix, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURES

Item 8.01 Other Events.
     As previously communicated to the negotiators for its pilots, who are represented by the Air Line Pilots Association (“ALPA”), US Airways Group, Inc. has presented a comprehensive contract proposal for its pilots. The proposal is designed to secure a unified pilot labor contract for all of the airline’s 4,100 pilots, who are currently operating under a transition agreement covering work rules and procedures that both sides follow as they negotiate a comprehensive single contract.
     The proposal would increase the airline’s pilot labor costs by approximately $122 million annually. Much of that is attributable to the cost of moving pre-merger US Airways, Inc. (“US Airways”) pilots to the higher pay scales and terms of the pre-merger America West Airlines, Inc. (“America West”) agreement. Additionally, the Company is proposing to increase the America West pay scale by 3 percent and proposing other improvements. These latter additional costs are offset by the certainty of extending the duration of the contract by three years, to 2012.
     The airline’s proposal:
•	Moves former US Airways pilots to the higher pay scales of the pre-merger America West pilot contract, and increases the America West scale by 3 percent. Pilots would receive hourly pay increases ranging from 3 percent to 17 percent, averaging 10 percent.

•	Extends the duration of the contract;

•	Provides important scope protection;

•	Enhances schedule and vacation flexibility; and

•	Increases the number of days off for pilots on reserve (on-call) duty.
Forward Looking Statement
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,” “guidance,” “outlook,” “could,” “should,” “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the “Company”). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company’s expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the impact of high fuel costs, significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; our high level of fixed obligations and our ability to obtain and maintain financing for operations and other purposes; our ability to achieve the synergies anticipated as a result of the merger and to achieve those synergies in a timely manner; our ability to integrate the management, operations and labor groups of US Airways Group and America West Holdings; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of future significant operating losses; changes in prevailing interest rates; our ability to obtain and maintain commercially reasonable terms with vendors and service providers and our reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; our ability to use pre-merger NOLs and certain other tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in court or out of court restructuring by major airlines; continued existence of prepetition liabilities; interruptions or disruptions in service at one or more of our hub airports; weather conditions; our ability to obtain and maintain any necessary financing for operations and other purposes; our ability to maintain adequate liquidity; our ability to maintain contracts that are critical to our operations; our ability to operate pursuant to the terms of our financing facilities (particularly the financial covenants); our ability to attract and retain customers; the cyclical nature of the airline industry; our ability to attract and retain qualified personnel; economic conditions; and other risks and uncertainties listed from time to time in our reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2007, which is available at www.usairways.com.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc. (REGISTRANT)
Date: May 25, 2007	By:	/s/ Janet Dhillon
Janet Dhillon
Senior Vice President and General Counsel

US Airways, Inc. (REGISTRANT)
Date: May 25, 2007	By:	/s/ Janet Dhillon
Janet Dhillon
Senior Vice President and General Counsel

America West Airlines, Inc. (REGISTRANT)
Date: May 25, 2007	By:	/s/ Janet Dhillon
Janet Dhillon
Senior Vice President and General Counsel